EXHIBIT 16

April 30, 2002

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C.  20549


Dear Sir/Madam:

We have read the statements made in the second and third paragraphs of Item 4, to be included in the Form 8-K jointly filed by Cinergy Corp., The Cincinnati Gas & Electric Company, PSI Energy, Inc., and The Union Light, Hear and Power Company, dated April 30, 2002, to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.



Very truly yours,
/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

mkc

cc:  Mr. R. Foster Duncan, Executive Vice President and Chief Financial Officer